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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 17, 1997
                                                        ------------------

                           SmarTalk TeleServices, Inc.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  CALIFORNIA                    0-21579                      95-4502740
  ----------                    -------                      ----------
   (State of                (Commission file                (IRS Employer
incorporation)                   Number)                Identification Number)


South Sepulveda Boulevard, Suite 500, Los Angeles, California      90025
--------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (310) 444-8800
                                                   --------------

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ITEM 5. OTHER EVENTS.


        On September 17, 1997, the Company announced the sale of $150 million aggregate principle amount of 5 3/4% convertible subordinated notes due September 15, 2004 (the "Notes") in a 144A offering under the U.S. Securities Act of 1933, as amended. The sale included a $25.0 million over-allotment option which was exercised by Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Brothers Inc (collectively, the "Initial Purchasers").

        Net proceeds from the Note offering amounted to $145.5 million (after deducting discounts and commissions totaling $4.5 million).

        The Notes, which are non-redeemable for three years, are convertible commencing 90 days after September 17, 1997 into common stock of the Company at a conversion price of $26.25 per share. The Company intends to use the net proceeds from the offering for general corporate purposes, which may include acquisitions, repayment of existing indebtedness and capital expenditures.

        Pursuant to a Registration Rights Agreement between the Company and the Initial Purchasers, the Company has agreed to file with the Securities and Exchange Commission within 90 days of September 17, 1997, and to use all reasonable efforts to cause to become effective within 180 days of September 17, 1997, a shelf registration statement with respect to the resale of the Notes and the underlying common stock. The Company will be required to pay liquidated damages to the holders of the Notes or the underlying common stock under certain circumstances if the Company is not in compliance with its registration requirements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Business Acquired

                        Not Applicable

            (b) Pro Forma Financial Information

                        Not Applicable

            (c) Exhibits

            4.1 Indenture, dated as of September 17, 1997, between the Company and Wilmington Trust Company, as Trustee.

            4.2 Registration Rights Agreement, dated as of September 12, 1997, among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Brothers Inc.

            99  Press release, dated September 17, 1997.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.


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            (a) Securities Sold

                        Of the $150 million aggregate principle amount of Notes sold on September 17, 1997, $1.6 million aggregate principle amount of Notes were sold in reliance upon Regulation S.

            (b) Underwriters and other purchasers

                        See Item 5 above.

            (c) Consideration

                        See Item 5 above.

            (d) Exemption from registration claimed

                        Regulation S.

            (e) Terms of conversion of exercise

                        See Item 5 above.





                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SMARTALK TELESERVICES, INC.
                                           (Registrant)



                                       By /s/ Erich L. Spangenberg
                                          --------------------------------------
                                          Erich L. Spangenberg
                                          President and Chief
                                          Operating Officer




September 26, 1997


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                                  EXHIBIT INDEX



Number   Subject Matter
------   --------------

4.1 Indenture, dated as of September 17, 1997, between the Company and Wilmington Trust Company, as Trustee.

4.2 Registration Rights Agreement, dated as of September 12, 1997, among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and
         Salomon Bros Inc.

99       Press release, dated September 17, 1997, of SmarTalk TeleServices, Inc.